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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



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                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 1996



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                                   PRONET INC.
               (Exact name of issuer as specified in its charter)


        DELAWARE                 0-16029                    75-1832168
     (State or other     (Commission File Number)        (I.R.S. Employer
     jurisdiction of                                   Identification Number)
     incorporation)

        6340 LBJ FREEWAY                                         75240
         DALLAS, TEXAS                                        (Zip Code)
     (Address of Principal
       Executive Offices)



       Registrant's telephone number, including area code: (972) 687-2000

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On October 16, 1996, ProNet Inc. (the "Company") announced that it had completed the previously announced merger with Northern California-based CalPage ("CalPage"), formerly Pac-West Telcomm, Inc. ("PacWest"), and acquisition of Georgia-based Georgialina Communication Company and affiliates ("Georgialina") in two separate transactions. CalPage, which adds more than 45,000 subscribers, was acquired for approximately $17.2 million, comprised of approximately $10.3 million in cash and the balance in 897,771 shares of common stock of the Company paid at closing. Georgialina, which adds more than 27,000 subscribers, was acquired for approximately $11.4 million which was paid in cash at closing. The cash portions of the purchase prices were funded by borrowings under the Company's $150 million bank credit facility. The purchase prices include payments for accounts receivable, pager inventory and certain fixed assets associated with the operation of the paging systems. Based on the unaudited financial statements as of and for the year ended December 31, 1995, Georgialina does not qualify as a significant acquisition by the Company in accordance with the definition of a significant acquisition in Rule 3.05 of Regulation S-X.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following financial statements and pro forma financial information are not included herein as they have been previously reported in the Registrant's Current Report on Form 8-K, dated October 10, 1996, in accordance with the definition of "previously reported" in Rule 12b-2 of Regulation 12B:

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          PacWest
          - Audited Statement of Assets and Liabilities and Divisional Equity as of November 30, 1995, Audited Statement of Operations for the Year Ended November 30, 1995, Audited Statement of Divisional Equity for the Year Ended November 30, 1995 and Audited Statement of Cash Flows for the Year Ended November 30, 1995.
          - Unaudited Statement of Assets and Liabilities and Divisional Equity as of May 31, 1996, Unaudited Statement of Operations for the Six Months Ended May 31, 1996, Unaudited Statement of Divisional Equity for the Six Months Ended May 31, 1996 and Unaudited Statement of Cash Flows for the Six Months Ended May 31, 1996.

               (b)  PRO FORMA FINANCIAL INFORMATION.

          - Unaudited Pro Forma Condensed Consolidated Balance Sheet for the Company as of June 30, 1996, consolidating the assets and certain liabilities of the Company, PacWest, and Georgialina.
          - Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Company for the Year Ended December 31, 1995, incorporating the operating revenues and expenses of the Company, Signet Paging of Charlotte, Inc. ("Signet Charlotte"), Carrier Paging Systems, Inc. ("Carrier"), All City Communication Company, Inc. ("All City"), Metropolitan Houston Paging Services, Inc. ("Metropolitan"), Americom Paging Corporation ("Americom"), Gold Coast Paging, Inc. ("Gold Coast"), Lewis Paging, Inc. ("Lewis"), Paging & Cellular of Texas ("Paging & Cellular"), Apple Communication, Inc. ("Apple"), Sun Paging Communications ("Sun"), SigNet Paging of Raleigh, Inc. ("SigNet Raleigh"), Cobbwells, Inc. dba Page One ("Page One"), A.G.R. Electronics, Inc. and affiliates ("AGR"), Total Communication Services, Inc. ("Total"), Williams Metro Communications Corp. and affiliates ("Williams"), PacWest and Georgialina.
          - Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Company for the Six Months Ended June 30, 1996, incorporating the operating revenues and expenses of the Company, AGR, Total, Williams, PacWest and Georgialina.

     The Pro Forma Condensed Consolidated Statements of Operations include reasonable estimates of costs and expenses which will be incurred by the Company in connection with the operation of Signet Charlotte, Carrier, All City, Metropolitan, Americom, Gold Coast, Lewis, Paging & Cellular, Apple, Sun, SigNet Raleigh, Page One, AGR, Total, Williams, PacWest and Georgialina. The pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Registrant.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRONET INC.
                                   (Registrant)




                                   By:   /s/  JAN E. GAULDING
                                        ---------------------------------------
                                                  Jan E. Gaulding
                                             Senior Vice President and
                                              Chief Financial Officer
                                   (principal financial and accounting officer)

Date:  October 24, 1996